CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013
CURRENT ASSETS:
Total cash, cash equivalents and short-term investments	$ 20,427	$ 13,052
Trade receivables	4,971	6,838
Other current assets	2,423	2,434
Total current assets	27,821	22,324
Deposits with insurance companies and severance pay fund	3,820	3,725
Net property and equipment	1,021	977
Net other assets	10,113	10,407
Total assets	42,775	37,433
CURRENT LIABILITIES:
Short-term bank credit	13	5
Trade payables	1,035	1,356
Accrued expenses and other liabilities	5,592	6,297
Deferred revenues	7,107	2,974
Total current liabilities	13,747	10,632
LONG-TERM LIABILITIES:
Accrued severance pay	5,186	5,018
Deferred tax liability		69
Total long-term liabilities	5,186	5,087
Total shareholders' equity	23,842	21,714
Total liabilities and shareholders' equity	$ 42,775	$ 37,433